1940 Act Registration No. 811-3153

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 121	☒

RUSSELL INVESTMENT COMPANY

(Exact Name of Registrant as Specified in Charter)

909 A Street, Tacoma, Washington 98402

(Address of Principal Executive Office) (ZIP Code)

Registrant’s Telephone Number, including area code: 253/627-7001

Gregory J. Lyons, Associate General Counsel	John V. O’Hanlon, Esq.
Russell Investment Company	Dechert LLP
909 A Street	200 Clarendon Street, 27th Floor
Tacoma, Washington 98402	Boston, Massachusetts 02116
253-596-2406	617-728-7100

(Name and Address of Agent for Service)

EXPLANATORY NOTE

This Amendment No. 121 to the Registration Statement of Russell Investment Company (the “Trust”) on Form N-1A (File No. 811-3153) (the “Registration Statement”) is being filed to amend certain information contained in the Trust’s Amendment No. 120 under the Investment Company Act of 1940, as amended (the “1940 Act”), filed on February 29, 2008, as pertaining to Russell Flex Equity Fund (formerly, Russell Multi-Manager Principal Protected Fund ), a series of the Trust.

RUSSELL INVESTMENT COMPANY

RUSSELL FLEX EQUITY FUND

(formerly, Russell Multi-Manager Principal Protected Fund)

The following replaces in its entirety the first paragraph of the “Advisory and administrative fees” sub-section in the section entitled “Management of the Fund” beginning at the bottom of page 11:

Advisory and administrative fees. RIMCo will be paid an advisory fee equal to 0.88% of the Fund’s average daily net assets during the Guarantee Period. During the Post Guarantee Period, RIMCo has agreed to waive 0.13% of its 0.88% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.18% of the average daily net assets of the Fund on an annual basis. Direct fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The Fund pays RFSC, a wholly-owned subsidiary of the investment adviser, an administrative fee equal to 0.05% of the Fund’s average daily net assets.

To the extent not amended by this Post-Effective Amendment No. 121, Russell Investment Company hereby incorporates in its entirety each of Part A and Part B of Post-Effective Amendment No. 120 under the Investment Company Act of 1940 filed on February 29, 2008 to Registration No. 811-3153 into, and hereby designates each such Part, as amended, as constituting in its entirety Part A and Part B, respectively, of Post-Effective Amendment No. 121 to Registration No. 811-3153. The 2007 annual financial statements of the Russell Flex Equity Fund (formerly, Russell Multi-Manager Principal Protected Fund), including notes to the financial statements and financial highlights and the Report of Independent Registered Accounting Firm, are included in Russell Investment Company’s Annual Reports to Shareholders. Copies of these Annual Reports are incorporated herein by reference.

RUSSELL INVESTMENT COMPANY
File No. 811-03153
1940 Act Amendment No. 121

PART C

OTHER INFORMATION

Responses to Items 23(e) and (i)-(k) have been omitted pursuant to paragraph 2(b) of Instruction B of the General Instructions to Form N-1A.

Item 23.	Exhibits

(a)	1.1	Amended and Restated Master Trust Agreement dated August 19, 2002 (incorporated by reference to Post-Effective Amendment No. 61 dated December 16, 2002)

	1.2	Amendment No. 1 to Amended and Restated Master Trust Agreement dated October 8, 2002 (incorporated by reference to Post-Effective Amendment No. 61 dated December 16, 2002)

	1.3	Amendment No. 2 to Amended and Restated Master Trust Agreement dated November 25, 2002 (incorporated by reference to Post-Effective Amendment No. 61 dated December 16, 2002)

	1.4	Amendment No. 3 to Amended and Restated Master Trust Agreement dated May 20, 2003 (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

	1.5	Amendment No. 4 to Amended and Restated Master Trust Agreement dated May 25, 2004 (incorporated by reference to Post-Effective Amendment No. 73 dated December 3, 2004)

	1.6	Amendment No. 5 to Amended and Restated Master Trust Agreement dated August 24, 2004 (incorporated by reference to Post-Effective Amendment No. 73 dated December 3, 2004)

	1.7	Amendment No. 6 to Amended and Restated Master Trust Agreement dated February 23, 2005 (incorporated by reference to Post-Effective Amendment No. 78 dated April 19, 2005)

	1.8	Amendment No. 7 to Amended and Restated Master Trust Agreement dated May 17, 2005 (incorporated by reference to Post-Effective Amendment No. 80 dated June 29, 2005)

	1.9	Amendment No. 8 to Amended and Restated Master Trust Agreement dated August 23, 2005 (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005)

	1.10	Amendment No. 9 to Amended and Restated Master Trust Agreement dated November 15, 2005 (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005)

	1.11	Amendment No. 10 to Amended and Restated Master Trust Agreement dated February 28, 2006 (incorporated by reference to Post-Effective Amendment No. 84 dated August 24, 2006)

	1.12	Amendment No. 11 to Amended and Restated Master Trust Agreement dated April 1, 2006 (incorporated by reference to Post-Effective Amendment No. 84 dated August 24, 2006)

	1.13	Form of Amendment No. 12 to Amended and Restated Master Trust Agreement dated December 5, 2006 (incorporated by reference to Post-Effective Amendment No. 86 dated November 13, 2006)

	1.14	Amendment No. 13 to Amended and Restated Master Trust Agreement dated May 22, 2007 (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007)

	1.15	Amendment No. 14 to Amended and Restated Master Trust Agreement dated May 22, 2007 (incorporated by reference to Post-Effective Amendment No. 103 dated July 24, 2007)

	1.16	Amendment No. 15 to Amended and Restated Master Trust Agreement dated October 23, 2007 (incorporated by reference to Post-Effective Amendment No. 111 dated November 21, 2007)

	1.17	Amendment No. 16 to Amended and Restated Master Trust Agreement dated November 9, 2007 (incorporated by reference to Post-Effective Amendment No. 111 dated November 21, 2007)

	1.18	Amendment No. 17 to Amended and Restated Master Trust Agreement dated December 4, 2007 (incorporated by reference to Post-Effective Amendment No. 115 dated February 29, 2008)

	1.19	Amendment No. 18 to Amended and Restated Master Trust Agreement dated December 4, 2007 (incorporated by reference to Post-Effective Amendment No. 115 dated February 29, 2008)

	1.20	Amendment No. 19 to Amended and Restated Master Trust Agreement dated January 24, 2008 (incorporated by reference to Post-Effective Amendment No. 115 dated February 29, 2008)

(b)	1.1	Amended By-Laws of Frank Russell Investment Company dated August 23, 2005 (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005)

(c)	1.1	Form of Shares of Beneficial Interest for the Equity I, Equity II, Equity III, Fixed Income I, Fixed Income II, International and Money Market Funds (incorporated by reference to Item 24(b)(4)(a) filed under Post-Effective Amendment No. 39 dated April 28, 1998)

	1.2	Form of Shares of Beneficial Interest for the Diversified Equity, Special Growth, Equity Income, Diversified Bond, Volatility Constrained Bond, International Securities, Limited Volatility Tax Free and U.S. Government Money Market Funds (incorporated by reference to Item 24(b)(4)(b) filed under Post-Effective Amendment No. 39 dated April 28, 1998)

	1.3	Form of Shares of Beneficial Interest for the Quantitative Equity, Equity Q and Tax Free Money Market Funds (incorporated by reference to Item 24(b)(4)(c) filed under Post-Effective Amendment No. 39 dated April 28, 1998)

	1.4	Form of Shares of Beneficial Interest for the Real Estate Securities Fund (incorporated by reference to Item 24(b)(4)(d) filed under Post-Effective Amendment No. 39 dated April 28, 1998)

(d)	1.1	Advisory Agreement with Frank Russell Investment Management Company dated January 1, 1999 (incorporated by reference to Item 23(4)(a)(1) filed under Post-Effective Amendment No. 42 dated February 28, 1999)

	1.2	Form of Letter Agreement adding Tax-Managed Equity Aggressive Strategy (later renamed Tax-Managed Global Equity), Tax-Managed Aggressive Strategy, Tax-Managed Moderate Strategy, Tax-Managed Conservative Strategy and Tax-Managed Small Cap Funds to the Advisory Agreement (incorporated by reference to Item 23(4)(a)(2) filed under Post-Effective Amendment No. 44 dated September 2, 1999)

	1.3	Form of Letter Agreement adding Select Growth Fund and Select Value Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 49 dated October 30, 2000)

	1.4	Form of Letter Agreement adding the Russell Multi-Manager Principal Protected Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 61 dated December 16, 2002)

	1.5	Form of Letter Agreement adding the 2010 Strategy Fund, 2020 Strategy Fund, 2030 Strategy Fund and 2040 Strategy Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 73 dated December 3, 2004)

	1.6	Amendment to Advisory Agreement dated January 1, 2005 (incorporated by reference to Post-Effective Amendment No. 83 dated February 28, 2006)

	1.7	Amendment to the Advisory Agreement dated May 1, 2006 (incorporated by reference to Post-Effective Amendment No. 84 dated August 24, 2006)

	1.8	Form of Letter Agreement to the Advisory Agreement adding the Retirement Distribution Fund I – A Shares, Accelerated Distribution Fund I – A Shares, Extended Distribution Fund I – A Shares, Retirement Distribution Fund I – S Shares, Accelerated Distribution Fund I – S Shares and Extended Distribution Fund I – S Shares (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007)

1.9	Form of Letter Agreement adding the Global Equity Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 86 dated November 13, 2006)

1.10	Form of Letter Agreement adding the 2015 Strategy Fund, 2025 Strategy Fund, 2035 Strategy Fund, 2045 Strategy Fund, 2050 Strategy Fund and the In Retirement Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 113 dated January 7, 2008)

2.1	Service Agreement with Frank Russell Company and Frank Russell Investment Management Company dated May 1, 1987 (incorporated by reference to Item 24(b)(5)(b)(1) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

2.2	Letter Agreement with Frank Russell Company and Frank Russell Investment Management Company dated May 1, 1989 adding Real Estate Securities Fund to the Service Agreement (incorporated by reference to Item 24(b)(5)(b)(2) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

2.3	Amendment No. 1 to Service Agreement dated July 1, 1992 with Frank Russell Company and Frank Russell Investment Management Company changing services and fees (incorporated by reference to Item 24(b)(5)(b)(3) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

2.4	Letter Agreement dated August 24, 1992 adding Fixed Income III, Multistrategy Bond and Emerging Markets Funds to the Service Agreement (incorporated by reference to Item 24(b)(5)(b)(4) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

2.5	Amendment No. 2 to the Service Agreement dated August 1995 with Frank Russell Company and Frank Russell Investment Management Company (incorporated by reference to Item 24(b)(5)(b)(5) filed under Post-Effective Amendment No. 32 dated May 1, 1996)

2.6	Letter Agreement dated March 14, 1996 with State Street Bank and Trust Company for development of a Tax Accounting System (incorporated by reference to Item 24(b)(5)(b)(7) filed under Post-Effective Amendment No. 32 dated May 1, 1996)

3.1	Yield Calculation Services Agreement dated August 2, 1988 with State Street Bank and Trust Company (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

3.2	Letter Agreement to the Yield Calculation Services Agreement dated May 1, 1989 adding the Real Estate Securities Fund (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

3.3	Letter Agreement to the Yield Calculation Services Agreement dated August 24, 1992 adding the Fixed Income III and Multistrategy Bond Funds (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

3.4	Letter Agreement to the Yield Calculation Services Agreement dated April 12, 1996 adding the Equity T Fund (later renamed the Tax-Managed Large Cap Fund) (incorporated by reference to Item 24(b)(5)(b)(6) filed under Post-Effective Amendment No. 32 dated May 1, 1996)

3.5	Letter Agreement to the Yield Calculation Services Agreement dated January 28, 1997 adding Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Equity Balanced Strategy Funds (incorporated by reference to Item 24(b)(5)(b)(8) filed under Post-Effective Amendment No. 36 dated February 13, 1997)

3.6	Letter Agreement to the Yield Calculation Services Agreement dated January 26, 1999 redesignating Class C Shares as Class E Shares and the existing shares of Institutional Funds to Class I Shares (incorporated by reference to Item 23(4)(b)(9) filed under Post-Effective Amendment No. 42 dated February 18, 1999)

3.7	Letter Agreement to the Yield Calculation Services Agreement dated January 26, 1999 redesignating Premier Adviser Class Shares as Premier Class Shares and Premier Institutional Class Shares as Class E Shares (incorporated by reference to Item 23(4)(b)(10) filed under Post-Effective Amendment No. 42 dated February 18, 1999)

3.8	Form of Letter Agreement to the Yield Calculation Services Agreement adding Tax-Managed Equity Aggressive Strategy (later renamed Tax-Managed Global Equity), Tax-Managed Aggressive Strategy, Tax-Managed Moderate Strategy, Tax-Managed Conservative Strategy and Tax-Managed Small Cap Funds (incorporated by reference to Item 23(4)(b)(11) filed under Post-Effective Amendment No. 44 dated September 2, 1999)

3.9	Form of Letter Agreement to the Yield Calculation Services Agreement adding Class E Shares to the Tax-Managed Large Cap and Tax-Managed Small Cap Funds (incorporated by reference to Post-Effective Amendment No. 47 dated September 1, 2000)

3.10	Form of Letter Agreement to the Yield Calculation Services Agreement adding the Select Growth Fund and the Select Value Fund, each consisting of Class C Shares, Class E Shares, Class I Shares and Class S Shares, and adding Class E Shares to the Tax-Managed Global Equity Fund (incorporated by reference to Post-Effective Amendment No. 49 dated October 30, 2000)

3.11	Form of Letter Agreement to the Yield Calculation Services Agreement adding Class I and Class Y Shares to the Real Estate Securities and Short Term Bond Funds (incorporated by reference to Post-Effective Amendment No. 56 dated March 1, 2002)

3.12	Form of Letter Agreement to the Yield Calculation Services Agreement adding the Russell Multi-Manager Principal Protected Fund (incorporated by reference to Post-Effective Amendment No. 61 dated December 16, 2002)

3.13	Form of Letter Agreement to the Yield Calculation Services Agreement adding Class A to the Equity Aggressive Strategy, Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Money Market Funds (incorporated by reference to Post-Effective Amendment No. 66 dated February 28, 2003)

3.14	Form of Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company (incorporated by reference to Post-Effective Amendment No. 84 dated August 24, 2006)

3.15	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Retirement Distribution Fund I – A Shares, Accelerated Distribution Fund I – A Shares, Extended Distribution Fund I – A Shares, Retirement Distribution Fund I – S Shares, Accelerated Distribution Fund I – S Shares and Extended Distribution Fund I – S Shares (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007)

3.16	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class A Shares to the Real Estate Securities Fund, Short Duration Bond Fund and Multistrategy Bond Fund (incorporated by reference to Post-Effective Amendment No. 96 dated February 28, 2007)

3.17	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class C and S Shares to the Fixed Income I Fund (incorporated by reference to Post-Effective Amendment No. 103 dated July 24, 2007)

3.18	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding 2015 Strategy Fund, 2025 Strategy Fund, 2035 Strategy Fund, 2045 Strategy Fund, 2050 Strategy Fund and In Retirement Fund (incorporated by reference to Post-Effective Amendment No. 113 dated January 7, 2008)

4.1	Form of Portfolio Management Contract with Money Managers and Russell Investment Management Company (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007)

	5.1	Amended and Restated Administrative Agreement with Russell Fund Services Company dated January 1, 2008 (incorporated by reference to Post-Effective Amendment No. 115 dated February 29, 2008)

(f)	1.1	Bonus or Profit Sharing Plans (none)

(g)	1.1	Custodian Contract with State Street Bank and Trust Company dated October 31, 1988 (incorporated by reference to Item 24(b)(8)(a) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

	1.2	Letter Agreement dated May 1, 1989 adding Real Estate Securities Fund to the Custodian Contract (incorporated by reference to Item 24(b)(8)(b) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

	1.3	Letter Agreement dated August 24, 1992 adding Fixed Income III and Multistrategy Bond Funds to the Custodian Contract (incorporated by reference to Item 24(b)(8)(c) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

	1.4	Letter Agreement dated October 27, 1992 adding Emerging Markets Fund to the Custodian Contract (incorporated by reference to Item 24(b)(8)(d) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

	1.5	Amendment No. 1 to Custodian Contract dated January 31, 1994 with State Street Bank and Trust Company amending Section 3.5 of the Agreement (incorporated by reference to Item 24(b)(8)(e) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

	1.6	Form of Amendment to Custodian Contract with State Street Bank and Trust Company amending Sections 2.2 and 2.7 of the Agreement (incorporated by reference to Item 24(b)(8)(f) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

	1.7	Amendment dated October 31, 1998 to the Custodian Contract with State Street Bank amending Section 2.7 of the Agreement (incorporated by reference to Item 24(b)(8)(g) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

	1.8	Amendment to the Fee Schedule of the Custodian Contract with State Street Bank and Trust Company (incorporated by reference to Item 24(b)(8)(h) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

	1.9	Amendment to the Custodian Contract dated August 11, 1995 with State Street Bank and Trust Company for addition of Omnibus accounts (incorporated by reference to Item 24(b)(8)(i) filed under Post-Effective Amendment No. 32 dated May 1, 1996)

	1.10	Amendment to the Custodian Contract dated April 18, 1994 with State Street Bank and Trust Company amending Section 7 of the Fee Schedule for all Funds except the Emerging Markets Fund (incorporated by reference to Item 24(b)(8)(j) filed under Post-Effective Amendment No. 32 dated May 1, 1996)

1.11	Amendment to the Custodian Contract dated August 7, 1995 with State Street Bank and Trust Company amending Section 7 of the Fee Schedule for the Emerging Markets Fund (incorporated by reference to Item 24(b)(8)(k) filed under Post-Effective Amendment No. 32 dated May 1, 1996)

1.12	Amendment to the Custodian Contract dated April 12, 1996 with State Street Bank and Trust Company adding Equity T Fund (later renamed Tax-Managed Large Cap Fund) (incorporated by reference to Item 24(b)(8)(l) filed under Post-Effective Amendment No. 32 dated May 1, 1996)

1.13	Amendment to the Custodian Contract dated January 28, 1997 with State Street Bank and Trust Company adding Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Equity Balanced Strategy Funds (incorporated by reference to Item 24(b)(8)(m) filed under Post-Effective Amendment No. 36 dated February 13, 1997)

1.14	Form of Amendment to the Custodian Contract with State Street Bank and Trust Company adding Tax-Managed Equity Aggressive Strategy (later renamed Tax-Managed Global Equity), Tax-Managed Aggressive Strategy, Tax-Managed Moderate Strategy, Tax-Managed Conservative Strategy and Tax-Managed Small Cap Funds (incorporated by reference to Item 23(7)(n) filed under Post-Effective Amendment No. 44 dated September 2, 1999)

1.15	Form of Amendment to the Custodian Contract with State Street Bank and Trust Company adding the Select Growth Fund and the Select Value Fund (incorporated by reference to Post-Effective Amendment No. 49 dated October 30, 2000)

1.16	Amendment to Custodian Contract between FRIC and State Street Bank and Trust Company (“Custodian”) dated July 2, 2001 (incorporated by reference to Post-Effective Amendment No. 53 dated October 10, 2001)

1.17	Form of Amendment to Custodian Contract between FRIC and the custodian adding the Russell Multi-Manager Principal Protected Fund (incorporated by reference to Post-Effective Amendment No. 61 dated December 16, 2002)

1.18	Form of Amendment to Custodian Contract between FRIC and the custodian adding the 2010 Strategy Fund, 2020 Strategy Fund, 2030 Strategy Fund and 2040 Strategy Fund (incorporated by reference to Post-Effective Amendment No. 73 dated December 3, 2004)

1.19	Custodian Contract Fee Schedule dated as of February 1, 2004 (incorporated by reference to Post-Effective Amendment No. 77 dated February 28, 2005)

1.20	Amendment to the Custodian Contract between RIC and the custodian dated January 20, 2006 (incorporated by reference to Post-Effective Amendment No. 84 dated August 24, 2006)

1.21	Form of Amendment to Custodian Contract between RIC and the custodian adding the Retirement Distribution Fund I – A Shares, Accelerated Distribution Fund I – A Shares, Extended Distribution Fund I – A Shares, Retirement Distribution Fund I – S Shares, Accelerated Distribution Fund I – S Shares and Extended Distribution Fund I – S Shares (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007)

	1.22	Form of Amendment to Custodian Contract between RIC and the custodian adding the Global Equity Fund (incorporated by reference to Post-Effective Amendment No. 86 dated November 13, 2006)

	1.23	Custodian Contract Fee Schedule dated as of February 1, 2006 (incorporated by reference to Post-Effective Amendment No. 89 dated December 8, 2006)

	1.24	Form of Letter Agreement to the Custodian Contract between RIC and the Custodian adding 2015 Strategy Fund, 2025 Strategy Fund, 2035 Strategy Fund, 2045 Strategy Fund, 2050 Strategy Fund and In Retirement Fund (incorporated by reference to Post-Effective Amendment No. 113 dated January 7, 2008)

(h)	1.1	Transfer Agency and Service Agreement dated January 1, 2008 with Russell Investment Company and Russell Fund Services Company (incorporated by reference to Post-Effective Amendment No. 115 dated February 29, 2008)

	2.1	General forms of Frank Russell Investment Management Company’s Asset Management Services Agreements with Bank Trust Departments and with other clients (incorporated by reference to Item 24(b)(9)(b) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

	2.2	General forms of Frank Russell Investment Management Company’s Asset Management Services Agreement with its clients (incorporated by reference to Item 24(b)(9)(c) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

	2.3	General form of Frank Russell Investment Management Company’s Asset Management Services Agreement with Private Investment Consulting clients of Frank Russell Company (incorporated by reference to Item 24(b)(9)(c) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

	2.4	General Form of Frank Russell Investment Management Company Asset Management Services Agreement with non-compete clause customers (incorporated by reference to Item 24(b)(9)(f) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

	3.1	Letter Agreements regarding administrative fee waivers and waivers and reimbursements for the Funds of Funds waivers & reimbursements (incorporated by reference to Post-Effective Amendment No. 115 dated February 29, 2008)

	3.2	Form of Expense Limitation Agreement regarding fee waivers for the Russell Multi-Manager Principal Protected Fund (incorporated by reference to Post-Effective Amendment No. 64 dated January 15, 2003)

3.3	Form of Letter Agreements regarding fee waivers & reimbursements for Retirement Distribution Funds (incorporated by reference to Post-Effective Amendment No. 113 dated January 7, 2008)

3.4	Form of Letter Agreements regarding fee waivers & reimbursements (incorporated by reference to Post-Effective Amendment No. 115 dated February 29, 2008)

3.5	Form of Letter Agreements regarding fee waivers and reimbursements (incorporated by reference to Post-Effective Amendment No. 113. dated January 7, 2008)

3.6	Form of Letter Agreements regarding fee waivers and reimbursements for Russell Flex Equity Fund (incorporated by reference to Post-Effective Amendment No. 120 dated February 29, 2008)

4.1	Credit Agreement dated as of December 30, 1999 among Frank Russell Investment Company, Bank of America, N.A., State Street Bank and Trust Company and Other Banks (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

4.2	First Amendment to Credit Agreement dated as of December 28, 2000 among Frank Russell Investment Company, Bank of America, N.A., State Street Bank and Trust Company and Other Banks (incorporated by reference to Post-Effective Amendment No. 53 dated October 10, 2001)

4.3	Second Amendment to Credit Agreement dated as of December 27, 2001 among Frank Russell Investment Company, Bank of America, N.A., State Street Bank and Trust Company (incorporated by reference to Post-Effective Amendment No. 56 dated March 1, 2002)

4.4	Form of Third Amendment to Credit Agreement dated as of December 26, 2002 among Frank Russell Investment Company, Bank of America, N.A., State Street Bank and Trust Company (incorporated by reference to Post-Effective Amendment No. 64 dated January 15, 2003)

4.5	Form of Fourth Amendment to Credit Agreement dated as of December 24, 2003 (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

4.6	Fifth Amendment to Credit Agreement dated as of December 22, 2004 (incorporated by reference to Post-Effective Amendment No. 77 dated February 28, 2005)

4.7	Form of Sixth Amendment to Credit Agreement dated as of March 1, 2005 (incorporated by reference to Post-Effective Amendment No. 77 dated February 28, 2005)

4.8	Seventh Amendment to Credit Agreement dated as of December 21, 2005 (incorporated by reference to Post-Effective Amendment No. 83 dated February 28, 2006)

	4.9	Eighth Amendment to Credit Agreement dated as of May 23, 2006 (incorporated by reference to Post-Effective Amendment No. 84 dated August 24, 2006)

	5.1	Shareholder Services Plan (incorporated by reference to Post-Effective Amendment No. 113 dated January 7, 2008)

	5.2	Form of Russell Multi-Manager Principal Protected Fund Shareholder Services Plan (incorporated by reference to Post-Effective Amendment No. 61 dated December 16, 2002)

	7.1	Second Amended and Restated Joint Insurance Agreement dated November 29, 2006 (incorporated by reference to Post-Effective Amendment No. 89 dated December 8, 2006)

	8.1	Securities Lending Agency Agreement (incorporated by reference to Post-Effective Amendment No. 96 dated February 28, 2007)

	8.2	Assignment Agreement to the Securities Lending Agency Agreement (incorporated by reference to Post-Effective amendment No. 96 dated February 28, 2007)

(l)	1.1	Agreement dated October 5, 1981 related to Initial Capital provided by Frank Russell Company (incorporated by reference to Item 24(b)(13) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

(m)	1.1	Rule 12b-1 Distribution Plan (incorporated by reference to Post-Effective Amendment No. 113 dated January 7, 2008)

	1.2	Form of Rule 12b-1 Distribution Plan for the Russell Multi-Manager Principal Protected Fund (incorporated by reference to Post-Effective Amendment No. 61 dated December 16, 2002)

(n)	1.1	Multiple Class Plan Pursuant to Rule 18f-3 (incorporated by reference to Post-Effective Amendment No. 113 dated January 7, 2008)

(p)	Codes of Ethics of the following information advisors and sub-advisors:

	1.1	AEW Capital Management, L.P. (incorporated by reference to Post-Effective Amendment No. 113 dated January 7, 2008)

	1.2	AQR Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005)

	1.3	AllianceBernstein L.P. (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

	1.4	Altrinsic Global Advisors, LLC (incorporated by reference to Post-Effective Amendment No. 94 dated February 16, 2007)

	1.5	Ark Asset Management Co., Inc. (incorporated by reference to Post-Effective Amendment No. 89 dated December 8, 2006)

1.6	Armstrong Shaw Associates Inc. (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007)

1.7	Arnhold and S. Bleichroeder Advisers, LLC (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

1.8	Aronson+Johnson+Ortiz, LP (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

1.9	Arrowstreet Capital, Limited Partnership (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

1.10	Axiom International Investors LLC (incorporated by reference to Post-Effective Amendment No. 66 dated February 28, 2003)

1.11	Barclays Global Fund Advisors N.A. (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.12	Bear Stearns Asset Management Inc. (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005)

1.13	Berkeley Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007)

1.14	BlackRock Financial Management (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.15	The Boston Company Asset Management (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.16	Brandywine Asset Management, Inc. (incorporated by reference to Post-Effective Amendment No. 62 dated December 16, 2002)

1.17	Capital International, Inc. (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

1.18	CapitalWorks International Partners (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005)

1.19	Chartwell Investment Partners ( incorporated by reference to Post-Effective Amendment No. 113 dated January 7, 2008)

1.20	ClariVest Asset Management LLC (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007)

1.21	Cohen & Steers (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.22	Columbus Circle Investors (incorporated by reference to Post-Effective Amendment No. 96 dated February 28, 2007)

1.23	Cornerstone Capital Management, Inc. (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007)

1.24	David J. Greene & Company, LLC (incorporated by reference from Post-Effective Amendment No. 48 dated October 19, 2000)

1.25	Delaware International Advisors Limited (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.26	Delaware Management Company (incorporated by reference to Post-Effective Amendment No. 115 dated February 29, 2008)

1.27	Delphi Management, Inc. (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.28	DePrince, Race & Zollo, Inc. (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

1.29	Drake Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

1.30	Driehaus Capital Management, Inc. (incorporated by reference to Post-Effective Amendment No. 47 dated September 1, 2000)

1.31	Equinox Capital Management, Inc. (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.32	Fidelity International Limited (incorporated by reference to Post-Effective Amendment No. 52 dated March 1, 2001)

1.33	Fidelity Management and Research Company (Amended) (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005)

1.34	Foreign & Colonial Emerging Markets Limited (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.35	Franklin Portfolio Associates LLC (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007)

1.36	Fuller & Thaler Asset Management, Inc. (incorporated by reference to Post-Effective Amendment No. 103 dated July 24, 2007)

1.37	Gartmore Global Partners (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

1.38	Geewax, Terker & Company (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.39	Genesis Asset Managers, Ltd. (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

1.40	GlobeFlex Capital, L.P. (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.41	Goldman Sachs Asset Management (incorporated by reference to Post-Effective Amendment No. 62 dated December 16, 2002)

1.42	Gould Investment Partners LLC (incorporated by reference to Post-Effective Amendment No. 73 dated December 3, 2004)

1.43	Harding, Loevner Management, L.P. (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007)

1.44	Heitman Real Estate Securities LLC (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

1.45	Hyperion Brookfield Asset Management, Inc. ( incorporated by reference to Post-Effective Amendment No. 113 dated January 7, 2008)

1.46	Institutional Capital Corporation (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005)

1.47	Iridian Asset Management LLC (incorporated by reference to Post-Effective Amendment No. 103 dated July 24, 2007)

1.48	INVESCO Realty Advisors, a division of INVESCO Institutional (N.A.), Inc. (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005)

1.49	Jacobs Levy Equity Management, Inc. (incorporated by reference to Post-Effective Amendment No. 89 dated December 8, 2006)

1.50	J.P. Morgan Investment Management, Inc. (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

1.51	JS Asset Management (incorporated by reference to Post-Effective Amendment No. 96 dated February 28, 2007)

1.52	Kayne Anderson Rudnick Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 77 dated February 28, 2005)

1.53	Lazard Asset Management (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.54	Lehman Brothers Asset Management LLC (incorporated by reference to Post-Effective Amendment No. 103 dated July 24, 2007)

1.55	John A. Levin & Co., Inc. (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

1.56	Lincoln Capital Fixed Income Management Company (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

1.57	Logan Circle Partners, L.P. (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

1.58	Lord, Abbett & Co. (incorporated by reference to Post-Effective Amendment No. 61 dated December 16, 2002)

1.59	Marsico Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005)

1.60	Marvin & Palmer Associates, Inc. (Amended) (incorporated by reference to Post-Effective Amendment No. 77 dated February 28, 2005)

1.61	Mastholm Asset Management, LLC (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.62	Merganser Capital Management LP (incorporated by reference to Post-Effective Amendment No. 50 dated January 12, 2001)

1.63	MFS Institutional Advisors, Inc. (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007)

1.64	Miller, Anderson & Sherrerd, LLP (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.65	Mondrian Investment Partners Limited (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

1.66	Montag & Caldwell, Inc. (incorporated by reference to Post-Effective Amendment No. 113 dated January 7, 2008)

1.67	Montgomery Asset Management LLC (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.68	Morgan Stanley Investments, LP (incorporated by reference to Post-Effective Amendment No. 103 dated July 24, 2007)

1.69	Netols Asset Management, Inc. (incorporated by reference to Post-Effective Amendment No. 115 dated February 29, 2008)

1.70	Neuberger Berman Management Inc (incorporated by reference to Post-Effective Amendment No. 78 dated April 19, 2005)

1.71	Nicholas-Applegate Capital Management LLC (incorporated by reference to Post-Effective Amendment No. 89 dated December 8, 2006)

1.72	Oechsle International Advisors, LLC (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.73	Pacific Investment Management Company (incorporated by reference to Post-Effective Amendment No. 89 dated December 8, 2006)

1.74	Palisades Investment Partners, LLC (incorporated by reference to Post-Effective Amendment No. 84 dated August 24, 2006)

1.75	PanAgora Asset Management, Inc. (incorporated by reference to Post-Effective Amendment No. 115 dated February 29, 2008)

1.76	Parametric Portfolio Associates (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005)

1.77	Peachtree Asset Management (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.78	Ranger Investment Management, L.P. (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

1.79	Roxbury Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

1.80	RREEF America L.L.C. (incorporated by reference to Post-Effective Amendment No. 115 dated February 29, 2008)

1.81	Russell Investment Group (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

1.82	Sands Capital Management, Inc. (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005)

1.83	Schneider Capital Management Corporation (incorporated by reference to Post-Effective Amendment No. 89 dated December 8, 2006)

1.84	Schroders Capital Management International Limited (incorporated by reference to Post-Effective Amendment No. 55 dated December 21, 2001)

1.85	Security Capital Global Capital Management Group (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.86	Sirach Capital Management, Inc. (incorporated by reference to Post-Effective Amendment No. 56 dated March 1, 2002)

1.87	Standish Mellon Asset Management Company LLC (incorporated by reference to Post-Effective Amendment No. 56 dated March 1, 2002)

1.88	STW Fixed Income Management Ltd. (incorporated by reference to Post-Effective Amendment No. 115 dated February 29, 2008)

1.89	Strong Capital Management (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.90	Suffolk Capital Management Ltd. (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.91	Sustainable Growth Advisers, LP (incorporated by reference to Post-Effective Amendment No. 115 dated February 29, 2008)

1.92	Systematic Financial Management, L.P. (incorporated by reference to Post-Effective Amendment No. 50 dated January 12, 2001)

1.93	TCW Asset Management Co. (incorporated by reference to Post-Effective Amendment No. 50 dated January 12, 2001)

1.94	TimesSquare Capital Management, Inc. (incorporated by reference to Post-Effective Amendment No. 47 dated October 19, 2000)

1.95	Transamerica Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 77 dated February 28, 2005)

1.96	T. Rowe Price Group, Inc. (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005)

1.97	Turner Investment Partners (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005)

1.98	Tygh Capital Management (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

1.99	UBS Global Asset Management – Americas (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

1.100	Weiss, Peck & Greer, L.L.C. (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.101	Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 103 dated July 24, 2007)

1.102	Wells Capital Management Incorporated (incorporated by reference to Post-Effective Amendment No. 77 dated February 28, 2005)

1.103	Westcap Investors (incorporated by reference to Post-Effective Amendment No. 77 dated February 28, 2005)

1.104	Western Asset Management Company (incorporated by reference to Post-Effective Amendment No. 77 dated February 28, 2005)

1.105	Westpeak Investment Advisors, L.P. (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

Item 24.	Persons Controlled by or Under Common Control with Registrant

None

Item 25.	Indemnification (incorporated by reference to Post-Effective Amendment No. 113 dated January 7, 2008)

Item 26.	Business and Other Connections of Investment Advisor

See Registrant’s prospectus sections “Management of the Funds” and “The Money Managers,” and the Statement of Additional Information sections “Structure and Governance—Trustees and Officers,” and “Operation of RIC.”

Item 27.	Principal Underwriters

(a)	Russell Investment Funds

(b)	Russell Fund Distributors, Inc. is the principal underwriter of the Registrant. The directors and officers of Russell Fund Distributors, Inc., their principal business address in each case is 909 A Street, Tacoma, Washington 98402, and positions and offices with the Registrant and Russell Fund Distributors, Inc. are set forth below:

Name	Positions and Offices with Registrant	Position and Offices with Underwriter
Carla L. Anderson	None	Assistant Secretary
Damon Joyner	None	Controller
Thomas F. Hanly	None	Director
Mark Hansen	None	Director
Damon Joyner	None	Financial Operations Principal
Joe Kurtis	None	Director, Business Administration
Brian C. Laux	None	Regional Director
Gerry Lillis	None	Director, Relationship Management
Gregory J. Lyons	Secretary and Chief Legal Counsel	Director and Secretary
Barry McInerney	None	Managing Director

Peter G. Moroni	None	Regional Director
Mary Beth Rhoden	Assistant Secretary	Assistant Secretary
Lisa Schneider	None	Director, Client Service
Laura M. Scott	None	Assistant Secretary
Greg J. Stark	Trustee, President and Chief Executive Officer	President, Chief Executive Officer and Chairman
Harold F. Strong	None	Chief Financial Officer
Mark E. Swanson	Treasurer, Chief Accounting Officer and CFO	Director
Douglas Whittle	None	Chief Compliance and Anti-Money Laundering Officer
Melodie B. Zakaluk	Managing Director of U.S. Operations	Treasurer

(c)	Inapplicable.

Item 28.	Location of Accounts and Records

All accounts and records required to be maintained by section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained in the following locations:

RIC	RIMCo
Russell Investment Company	Russell Investment Management Company
909 A Street	909 A Street
Tacoma, Washington 98402	Tacoma, Washington 98402

RFSC
Russell Fund Services Company
909 A Street
Tacoma, Washington 98402

SS	MM
State Street Bank & Trust Company	Money Managers
Josiah Quincy Building 200 Newport Avenue North Quincy, Massachusetts 02171	See, Prospectus Section “Money Manager Information” for Names and Addresses

Rule 31a-1

(a)	Records forming basis for financial statements—at principal offices of SS, RIC, RIMCo, and MM for each entity

(b)	RIC Records:

(1)	SS—Journals, etc.

(2)	SS—Ledgers, etc.

(3)	Inapplicable

(4)	RIC—Corporate charter, etc.

(5)	MM—Brokerage orders

(6)	MM—Other portfolio purchase orders

(7)	SS—Contractual commitments

(8)	SS and RIC—Trial balances

(9)	MM—Reasons for brokerage allocations

(10)	MM—Persons authorizing purchases and sales

(11)	RIC and MM—Files of advisory material

(12)	—

(c)	Inapplicable

(d)	RIMCo—Broker-dealer records, to the extent applicable

(e)	Inapplicable

(f)	RIMCo and MM—Investment adviser records

Item 29.	Management Services

None except as described in Parts A and B.

Item 30.	Undertakings

Registrant has elected to include its Management’s discussion of Fund performance required under N-1A, Item 22(b)(7) in its annual report. Registrant therefore undertakes to provide annual reports without charge to any recipient of a Prospectus who requests the information.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant, Russell Investment Company, has duly caused this Post Effective Amendment No. 121 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Tacoma, and State of Washington, on this 7th day of March, 2008.

RUSSELL INVESTMENT COMPANY
Registrant

By: *
Greg J. Stark, President
/s/ Mary Beth Rhoden
* By Mary Beth Rhoden
Attorney-in-fact

Signatures	Signatures
*	*
Greg J. Stark, Trustee, President and	Mark E. Swanson, Treasurer, in his capacity as
Chief Executive Officer	Chief Accounting Officer

*	*
Thaddas L. Alston, Trustee	Kristianne Blake, Trustee

*	*
Daniel P. Connealy, Trustee	Jonathan Fine, Trustee

*	*
Raymond P. Tennison, Jr., Trustee	Jack R. Thompson, Trustee

*
Julie W. Weston, Trustee

/s/ Mary Beth Rhoden
* By Mary Beth Rhoden
Attorney-in-fact

*	Executed pursuant to powers of attorney filed with Post-Effective Amendment No. 111 to Registration Statement Nos. 2-71299 and 811-3153 filed on November 21, 2007.